UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2012

VIAD CORP

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona 85004-4565
(Address of principal executive offices) (Zip Code)
(602) 207-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 28, 2012, Viad Corp (the “Company”) announced that its Board of Directors amended its shareholder rights plan to, among other things, extend the expiration date of the preferred share purchase rights under the Company’s previous rights plan that was scheduled to expire at the close of business today.

The Company issued a press release relating to such events, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits. The following exhibits are filed as part of this report:

99	Press Release, dated as of February 28, 2012.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAD CORP (Registrant)

Dated: February 28, 2012	By:	/s/ G. Michael Latta
G. Michael Latta
Chief Accounting Officer – Controller

EXHIBIT INDEX
Exhibit Number	Description

99	Press Release, dated as of February 28, 2012.